Exhibit 99.1

FOR IMMEDIATE RELEASE

Financial Contact:	Press Contact:
Suzanne Schmidt IDT Investor Relations Phone: (415) 217-4962 E-mail: suzanne@blueshirtgroup.com	Daniel Aitken IDT Senior Director of Corporate Marketing and Communications Phone: (408) 574-6480 E-mail: daniel.aitken@idt.com

IDT REPORTS Q3 FISCAL YEAR 2017 FINANCIAL RESULTS
Q3 FY17 Revenue of $176.4M,
Q3 FY17 GAAP Diluted EPS (from Continuing Operations) of $0.24,
Q3 FY17 Non-GAAP Diluted EPS of $0.35

SAN JOSE, Calif., January 30, 2017 - Integrated Device Technology, Inc. (IDT®) (NASDAQ: IDTI) today announced results for the fiscal third quarter 2017, ended January 1, 2017.

“Third quarter fiscal 2017 revenue totaled $176.4 million, slightly better than the midpoint of our prior guidance range, on strength in sensing solutions sold into our Consumer end market,” commented Gregory Waters, president and chief executive officer. We have increasing momentum in multiple new growth areas, particularly automotive, industrial, and sensors, that will drive future growth. Additionally, we remain disciplined in managing our operating model, delivering best-in-class profitability and earnings leverage,” concluded Mr. Waters.

Recent Business Highlights - Consumer

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IDT’s ZMOD3250 gas sensor was selected as a CES 2017 Innovation Awards Honoree, receiving high marks from judges in the embedded technologies product category. The ZMOD3250 family is a miniscule but highly sensitive gas sensor product line that can detect air quality (total VOC) as well as selectively identify several volatile organic compounds, including formaldehyde and ethanol.

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Scosche selected IDT’s 15W Qi-certified wireless power transmitter for its new MagicMount™ Charge Wireless Charging Magnetic Mount for fast-charging mobile devices. The company launched the industry’s highest efficiency 15W turnkey wireless power reference kit, delivering the same ease of use and support that have become the hallmark of its two prior wireless power kits. With this latest kit, IDT now presents an off-the-shelf library of turnkey wireless power solutions covering the range of one to 15 watts.

•
At the recent Consumer Electronics Show (CES) in Las Vegas, IDT demonstrated 17 in-car wireless charging applications via a joint development with Eggtronic offering OEMs an easy path to an elegant built-in wireless power transmitter for charging mobile devices on the road.

•
IDT showcased its wireless power and environmental sensing products at the IDTechEx Wearable USA Conference in November, drawing from a broad portfolio of environmental sensing products that measure ambient light, UVA, UVB, body temperature, object temperature, various gases, and humidity. In addition, the company demonstrated its wireless power receivers and transmitters, already in consumer products throughout the world.

Recent Business Highlights - Communications

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IDT introduced an RF switch that supports the DOCSIS 3.1 standard for cable networking equipment. The Data Over Cable Service Interface Specification (DOCSIS) is an international standard for the transfer of data via high-bandwidth cable modems.

•	IDT broadened its 1.8V RF timing family with dual-channel buffer devices delivering high performance and low power, making them ideal for wireless infrastructure and other communications equipment.

•
IDT introduced a broadband SPST absorptive RF switch built on its constant impedance technology, making it valuable for 4G/LTE-Advanced base stations, portable wireless applications, point-to-point, public safety infrastructure, and test equipment.

Recent Business Highlights - Computing

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IDT and Mosys announced a collaboration to deliver 100 Gbps base station, data center and mobile edge computing solutions. Leveraging IDT’s RapidIO technology these solutions will deliver ultra-low latency and high-bandwidth in both wireless and wireline 100G, 400G, and terabit network infrastructure applications, such as mobile edge computing, high-performance computing, and data analytics.

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IDT introduced the industry’s first integrated power management IC (PMIC) developed for enterprise DDR4 NVDIMM applications. The IDT P8800 enables NVDIMM solutions to efficiently scale to greater density, reliability and performance.

Recent Business Highlights - Auto and Industrial

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The company’s products for the automotive and industrial markets received much interest at CES. In addition to sensors for the automotive industry, IDT demonstrated the integration of wireless power chips for automotive applications and was awarded the CES Innovation Honoree Award (Jan 2017) for the IDT Multi-Purpose Gas Sensor.

Recent Business Highlights - Other

•	IDT announced it has signed a global franchise agreement with Future Electronics, IDT’s newest distributor of products through its offices in 44 countries spanning the globe.

•	IDT appointed Selena Loh LaCroix, an executive with Egon Zehnder, to the Board of Directors, bringing global experience in organizational excellence, cyber security, and compliance.
The following highlights the Company’s financial performance on both a GAAP and supplemental non-GAAP basis. The Company provides supplemental information regarding its operating performance on a non-GAAP basis that excludes certain gains, losses and charges which occur relatively infrequently and which management considers to be outside our core operating results. Non-GAAP results are not in accordance with GAAP and may not be comparable to non-GAAP information provided by other companies. Non-GAAP information should be considered a supplement to, and not a substitute for, financial statements prepared in accordance with GAAP. A complete reconciliation of GAAP to non-GAAP results from continuing operations is attached to this press release.

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Revenue from continuing operations for the fiscal third quarter of 2017 was $176.4 million. This compared with $184.1 million reported last quarter, and $177.6 million reported in the same period one year ago.

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GAAP net income from continuing operations for the fiscal third quarter of 2017 was $33.4 million, or $0.24 per diluted share, versus GAAP net income from continuing operations of $24.6 million or $0.18 per diluted share last quarter, and GAAP net income from continuing operations of $32.5 million or $0.22 per diluted share in the same period one year ago. Fiscal third quarter GAAP results include $9.9 million in stock-based compensation, $6.1 million in acquisition and restructuring charges, $3.3 million in non-cash interest expense, $0.7 million in other income and $4.5 million in related tax effects.

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Non-GAAP net income for the fiscal third quarter of 2017 was $49.0 million or $0.35 per diluted share, compared with non-GAAP net income of $47.4 million or $0.34 per diluted share last quarter, and non-GAAP net income of $52.2 million or $0.35 per diluted share reported in the same period one year ago.

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GAAP gross profit from continuing operations for the fiscal third quarter of 2017 was $104.1 million, or 59.0 percent, compared with GAAP gross profit of $106.5 million or 57.9 percent last quarter, and $107.9 million, or 60.8 percent, reported in the same period one year ago. Non-GAAP gross profit for the fiscal third quarter of 2017 was $108.7 million, or 61.6 percent, compared with non-GAAP gross profit of $111.4 million, or 60.5 percent last quarter, and $111.1 million, or 62.6 percent, reported in the same period one year ago.

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GAAP R&D expense for the fiscal third quarter of 2017 was $38.2 million, compared with GAAP R&D expense of $41.8 million last quarter, and $38.4 million reported in the same period one year ago. Non-GAAP R&D expense for the fiscal third quarter of 2017 was $33.5 million, compared with non-GAAP R&D expense of $35.3 million last quarter, and $33.8 million in the same period one year ago.

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GAAP SG&A expense for the fiscal third quarter of 2017 was $32.7 million, compared with GAAP SG&A expense of $37.4 million last quarter, and $38.9 million in the same period one year ago. Non-GAAP SG&A expense for the fiscal third quarter of 2017 was $25.7 million, compared with non-GAAP SG&A expense of $28.2 million last quarter, and $25.1 million in the same period one year ago.

Webcast and Conference Call Information

Investors may listen to the live call at 1:30 p.m. Pacific Time on January 30, 2017 by calling (877) 675-4753. The access code is 8513005. Investors may listen to a live or replay webcast of the Company’s quarterly financial conference call at http://ir.idt.com/. The live webcast will begin at 1:30 p.m. Pacific Time on January 30, 2017. The webcast replay will be available after 4:30 p.m. Pacific Time on January 30, 2017 for one week.

IDT’s next regularly scheduled Quiet Period will begin March 20, 2017, during which time IDT representatives will not comment on IDT’s business outlook, financial results or expectations. The Quiet Period will extend until the day when IDT’s fourth quarter fiscal 2017 earnings release is published.

About IDT

Integrated Device Technology, Inc. develops system-level solutions that optimize its customers’ applications. IDT’s market-leading products in RF, timing, wireless power transfer, serial switching, interfaces and sensing solutions are among the company’s broad array of complete mixed-signal solutions for the communications, computing, consumer, automotive and industrial segments. Headquartered in San Jose, Calif., IDT has design, manufacturing, sales facilities and distribution partners throughout the world. IDT stock is traded on the NASDAQ Global Select Stock Market® under the symbol “IDTI.” Additional information about IDT is accessible at www.IDT.com. Follow IDT on Facebook, LinkedIn, Twitter, YouTube and Google+.
Forward Looking Statements
Investors are cautioned that forward-looking statements in this release, including but not limited to statements regarding demand for Company products, anticipated trends in Company sales, expenses and profits, involve a number of risks and uncertainties that could cause actual results to differ materially from current expectations. Risks include, but are not limited to, global business and economic conditions, fluctuations in product demand, manufacturing capacity and costs, inventory management, competition, pricing, patent and other intellectual property rights of third parties, timely development and introduction of new products and manufacturing processes, dependence on one or more customers for a significant portion of sales, successful integration of acquired businesses and technology, availability of capital, cash flow and other risk factors detailed in the Company’s Securities and Exchange Commission filings. The Company urges investors to review in detail the risks and uncertainties in the Company’s Securities and Exchange Commission filings, including but not limited to the Annual Report on Form 10-K for the fiscal year ended April 3, 2016. All forward-looking statements are made as of the date of this release and the Company disclaims any duty to update such statements.

Non-GAAP Reporting
To supplement its consolidated financial results presented in accordance with GAAP, IDT uses non-GAAP financial measures which are adjusted from the most directly comparable GAAP financial measures to exclude certain items, as described in detail below. Management believes that these non-GAAP financial measures reflect an additional and useful way of viewing aspects of the Company’s operations that, when viewed in conjunction with IDT’s GAAP results, provide a more comprehensive understanding of the various factors and trends affecting the Company’s business and operations. It should also be noted that IDT's non-GAAP information may be different from the non-GAAP information provided by other companies. Non-GAAP financial measures used by IDT include:
Cost of revenues;
    Gross profit;
Research and development expenses;
Selling, general and administrative expenses;
Interest and other income (expense);
Provision for (benefit from) income taxes, continuing operations;
Operating income;
Net income from continuing operations;
Diluted net income per share, continuing operations; and
Weighted average shares outstanding - diluted

The Company presents non-GAAP financial measures because the investor community uses non-GAAP results in its analysis and comparison of historical results and projections of the Company's future operating results. These non-GAAP results exclude acquisition related expense, restructuring and divestiture related costs (gain), share-based compensation expense, results from discontinued operations, stockholder expenses and certain other expenses and benefits. Management uses these non-GAAP measures to manage and assess the profitability of the business. These non-GAAP results are also consistent with the way management internally analyzes IDT's financial results.

There are limitations in using non-GAAP financial measures because they are not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies. The presentation of non-GAAP financial information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP financial measures. The non-GAAP financial measures supplement, and should be viewed in conjunction with, GAAP financial measures. Investors should review the reconciliations of the non-GAAP financial measures to their most directly comparable GAAP financial measures as provided in the accompanying press release.

As presented in the “Reconciliation of GAAP to Non-GAAP” tables in the accompanying press release, each of the non-GAAP financial measures excludes one or more of the following items:

Acquisition related. Acquisition-related charges are not factored into management’s evaluation of potential acquisitions or IDT’s performance after completion of acquisitions, because they are not related to the Company’s core operating performance. Adjustments of these items provide investors with a basis to compare IDT’s performance to other companies without the variability caused by purchase accounting. Acquisition-related expenses primarily include:

•	Amortization of acquisition related intangibles, which include acquired intangibles such as purchased technology, patents, customer relationships, trademarks, backlog and non-compete agreements.

•	Acquisition related costs such as legal, accounting and other professional or consulting fees directly related to an acquisition.

•	Fair market value adjustment to acquired inventory sold.

Restructuring related. Restructuring charges primarily relate to changes in IDT’s infrastructure in efforts to reduce costs and expenses (gains) associated with strategic divestitures and restructuring in force actions. Restructuring charges (gains) are excluded from non-GAAP financial measures because they are not considered core operating activities. Although IDT has engaged in various restructuring activities in the past, each has been a discrete event based on a unique set of business objectives. As such, management believes that it is appropriate to exclude restructuring charges (gains) from IDT’s non-GAAP financial measures as it enhances the ability of investors to compare the Company’s period-over-period operating results from continuing operations. Restructuring-related charges (gains) primarily include:

•	Severance and retention costs directly related to a restructuring action.

•	Facility closure costs consist of ongoing costs associated with the exit of our leased and owned facilities.

•	Gain on divestiture consists of gains recognized upon the strategic sale of business units.

•	Assets impairments including accelerated depreciation of certain assets no longer in use.

Other adjustments. These items are excluded from non-GAAP financial measures because they are not related to the core operating activities and on-going future operating performance of IDT. Excluding this data allows investors to better compare IDT’s period-over-period performance without such expense, which IDT believes may be useful to the investor community.
Other adjustments primarily include:

•	Stock based compensation expense.

•	Compensation expense (benefit) - deferred compensation, consists of gains and losses on marketable equity securities related to our deferred compensation arrangements.

•	Non-cash interest expense, consists of amortization of issuance cost and accretion of discount related to the convertible notes.

•
Loss (gain) on deferred compensation plan securities represents the changes in the fair value of the assets in a separate trust that is invested in corporate owned life insurance under our deferred compensation plan.

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Tax effects of non-GAAP adjustments. Non-GAAP tax calculation is based on estimated cash tax expense and reserves. The Company forecasts its annual cash tax liability and allocates the tax to each quarter in proportion to earnings for that period. This approach is designed to enhance the ability of investors to understand the impact of the Company's tax expense on its current operations, provide improved modeling accuracy, and substantially reduce fluctuations caused by GAAP to non-GAAP adjustments, which may not reflect actual cash tax expense.

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Diluted weighted average shares non-GAAP adjustment, for purposes of calculating non-GAAP diluted net income per share, the GAAP diluted weighted average shares outstanding is adjusted to exclude the benefits of stock compensation expense attributable to future services not yet recognized in the financial statements that are treated as proceeds assumed to be used to repurchase shares under the GAAP treasury method.

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IDT and the IDT logo are trademarks or registered trademarks of Integrated Device Technology, Inc. All other brands, product names and marks are or may be trademarks or registered trademarks used to identify products or services of their respective owners.

INTEGRATED DEVICE TECHNOLOGY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(In thousands, except per share data)
	Three Months Ended			Nine Months Ended
	Jan. 1	Oct. 2	Jan. 3	Jan. 1	Jan. 3
	2017	2016	2016	2017	2016
Revenues	$176,358	$184,059	$177,610	$552,545	$508,015
Cost of revenues	72,273	77,527	69,699	233,579	194,324
Gross profit	104,085	106,532	107,911	318,966	313,691
Operating expenses:
Research and development	38,173	41,750	38,429	129,571	107,484
Selling, general and administrative	32,737	37,415	38,851	108,968	96,221
Total operating expenses	70,910	79,165	77,280	238,539	203,705

Operating income	33,175	27,367	30,631	80,427	109,986
Interest and other income (expense), net	(3,810)	(2,597)	(2,008)	(8,903)	826
Income from continuing operations before income taxes	29,365	24,770	28,623	71,524	110,812
Provision for (benefit from) income taxes	(4,072)	179	(3,922)	(7,451)	(2,876)

Net income from continuing operations	33,437	24,591	32,545	78,975	113,688

Discontinued operations:

Gain from divestiture	1,385	—	—	1,385	—
Loss from discontinued operations	—	—	—	—	(547)
Provision for income taxes	87	—	—	87	15
Net income (loss) from discontinued operations	1,298	—	—	1,298	(562)

Net income	$34,735	$24,591	$32,545	$80,273	$113,126

Basic net income per share - continuing operations	$0.25	$0.18	$0.23	$0.59	$0.78
Basic net loss per share - discontinued operations	0.01	—	—	0.01	—
Basic net income per share	$0.26	$0.18	$0.23	$0.60	$0.78

Diluted net income per share - continuing operations	$0.24	$0.18	$0.22	$0.57	$0.75
Diluted net loss per share - discontinued operations	0.01	—	—	0.01	—
Diluted net income per share	$0.25	$0.18	$0.22	$0.58	$0.75

Weighted average shares:
Basic	133,846	134,186	140,411	133,987	145,382
Diluted	137,167	137,206	145,705	137,581	150,614

INTEGRATED DEVICE TECHNOLOGY, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (a)
(Unaudited)
(In thousands, except per share data)
	Three Months Ended			Nine Months Ended
	Jan. 1	Oct. 2	Jan. 3	Jan. 1	Jan. 3
	2017	2016	2016	2017	2016

GAAP net income from continuing operations	$33,437	$24,591	$32,545	$78,975	$113,688
GAAP diluted net income per share - continuing operations	$0.24	$0.18	$0.22	$0.57	$0.75
Acquisition related:
Amortization of acquisition related intangibles	5,557	5,246	2,732	16,578	4,315
Acquisition related fees	—	72	2,113	72	2,346
Acquisition related foreign exchange loss	—	—	536	—	536
Amortization of fair market value adjustment to inventory	757	520	890	3,672	890
Restructuring related:
Severance and retention costs	(216)	5,002	6,091	16,723	9,060
Assets impairment and other	—	—	—	870	147
Other:
Stock-based compensation expense	9,912	9,181	9,462	29,608	25,909
Non-cash interest expense	3,360	3,309	2,164	9,936	2,164
Loan prepayment penalty	—	—	164	—	164
Loss (gain) from divestiture	710	—	(22)	710	(98)
Asset impairment and other	—	(652)	—	(652)	(586)
Compensation expense (benefit) - deferred compensation plan	262	435	366	1,100	(336)
Loss (gain) on deferred compensation plan securities	(249)	(417)	(363)	(1,058)	356
Non-GAAP tax adjustments	(4,527)	147	(4,506)	(8,920)	(4,242)
Non-GAAP net income from continuing operations	$49,003	$47,434	$52,172	$147,614	$154,313
GAAP weighted average shares - diluted	137,167	137,206	145,705	137,581	150,614
Non-GAAP adjustment	2,006	2,581	1,920	2,168	2,057
Non-GAAP weighted average shares - diluted	139,173	139,787	147,625	139,749	152,671
Non-GAAP diluted net income per share - continuing operations	$0.35	$0.34	$0.35	$1.06	$1.01

GAAP gross profit	$104,085	$106,532	$107,911	$318,966	$313,691
Acquisition related:
Amortization of acquisition related intangibles	3,178	3,108	1,521	9,701	2,755
Amortization of fair market value adjustment to inventory	757	520	890	3,672	890
Restructuring related:
Severance and retention costs	(146)	257	—	2,541	188
Assets impairment and other	—	—	—	336	147
Other:
Compensation expense (benefit) - deferred compensation plan	96	159	134	403	(123)
Stock-based compensation expense	695	802	666	2,276	1,993
Non-GAAP gross profit	$108,665	$111,378	$111,122	$337,895	$319,541

GAAP R&D expenses:	$38,173	$41,750	$38,429	$129,571	$107,484
Restructuring related:
Severance and retention costs	(225)	(3,074)	(66)	(10,634)	(1,248)
Assets impairment and other	—	—	—	(106)	261
Other:
Compensation benefit (expense) - deferred compensation plan	(102)	(170)	(143)	(429)	131
Stock-based compensation expense	(4,342)	(3,191)	(4,433)	(11,841)	(11,608)
Non-GAAP R&D expenses	$33,504	$35,315	$33,787	$106,561	$95,020

GAAP SG&A expenses:	$32,737	$37,415	$38,851	$108,968	$96,221
Acquisition related:
Amortization of acquisition related intangibles	(2,379)	(2,138)	(1,211)	(6,877)	(1,560)
Acquisition related fees	—	(72)	(2,113)	(72)	(2,346)
Restructuring related:
Severance and retention costs	295	(1,671)	(6,025)	(3,548)	(7,624)
Assets impairment and other	—	—	—	(428)	—
Other:
Compensation benefit (expense) - deferred compensation plan	(64)	(106)	(89)	(268)	82
Stock-based compensation expense	(4,875)	(5,188)	(4,363)	(15,491)	(12,308)
Non-GAAP SG&A expenses	$25,714	$28,240	$25,050	$82,284	$72,465

GAAP interest and other income (expense), net	$(3,810)	$(2,597)	$(2,008)	$(8,903)	$826
Non-cash interest expense	3,360	3,309	2,164	9,936	2,164
Loan prepayment penalty	—	—	164	—	164
Acquisition related foreign exchange loss	—	—	536	—	536
Loss (gain) from divestiture	710	—	(22)	710	(98)
Loss (gain) on deferred compensation plan securities	(249)	(417)	(363)	(1,058)	356
Assets impairment and other		(652)	—	(652)	(325)
Non-GAAP interest and other income (expense), net	$11	$(357)	$471	$33	$3,623

GAAP provision for (benefit from) income taxes - continuing operations	$(4,072)	$179	$(3,922)	$(7,451)	$(2,876)
Non-GAAP tax adjustments	4,527	(147)	4,506	8,920	4,241
Non-GAAP provision for income taxes - continuing operations	$455	$32	$584	$1,469	$1,365

(a) Refer to the accompanying “Notes to Non-GAAP Financial Measures” for a detailed discussion of Management’s use of non-GAAP financial measures.

INTEGRATED DEVICE TECHNOLOGY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

	Jan. 1	April 3
(In thousands)	2017	2016

ASSETS
Current assets:
Cash and cash equivalents	$117,325	$203,231
Short-term investments	277,139	151,233
Accounts receivable, net	81,261	74,386
Inventories	45,058	54,243
Prepaid and other current assets	13,500	15,008
Total current assets	534,283	498,101

Property, plant and equipment, net	81,498	73,877
Goodwill	306,925	305,733
Other intangible assets, net	114,158	127,761
Deferred non-current tax assets	83,578	60,929
Other assets	38,215	32,788
TOTAL ASSETS	$1,158,657	$1,099,189

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$40,592	$39,858
Accrued compensation and related expenses	23,734	45,269
Deferred income on shipments to distributors	5,539	7,006
Other accrued liabilities	24,099	14,974
Total current liabilities	93,964	107,107

Deferred tax liabilities	15,419	19,712
Convertible notes	282,149	272,221
Other long-term obligations	18,731	23,454
Total liabilities	410,263	422,494

Stockholders' equity	748,394	676,695

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$1,158,657	$1,099,189